UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

VOR BIOPHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39979	81-1591163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1350
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 655-6580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 26, 2026, Vor Biopharma Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with entities affiliated with TCGX (the “Investors”) pursuant to which the Company, in a private placement, agreed to issue and sell to the Investors an aggregate of 5,338,078 shares (the “Shares”) of the Company’s common stock, at a price per Share of $14.05, for gross proceeds of approximately $75.0 million (the “Private Placement”). The Purchase Agreement contains customary representations and warranties of the Company, on the one hand, and the Investors, on the other hand, and customary conditions to closing. The closing of the Private Placement is expected to occur on March 30, 2026, subject to customary closing conditions. Upon the closing of the Private Placement, the Company will have 54,185,582 shares of common stock outstanding. The Company intends to use the net proceeds from the Private Placement to advance development of its clinical pipeline and for general corporate purposes.

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, dated March 26, 2026 (the “Registration Rights Agreement”), with the Investors. Pursuant to the terms of the Registration Rights Agreement, the Company is obligated to prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-3 (the “Registration Statement”) to register for resale the Shares within 30 days of the closing date of the Private Placement and to use its reasonable best efforts to have the Registration Statement declared effective as soon as possible, but no later than 60 days after the closing date of the Private Placement, subject to extension under the terms of the Registration Rights Agreement. The Registration Rights Agreement provides for liquidated damages payable to the Investors if the Company fails to meet certain filing or effectiveness deadlines, subject to specified caps. The Registration Rights Agreement includes customary provisions regarding payment of fees and expenses and indemnification.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement and the form of Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties to the Purchase Agreement and the Registration Rights Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and the Registration Rights Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above regarding the Private Placement are incorporated into this Item 3.02.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Each Investor has represented that it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act or an institutional “accredited investor” (as defined in Rule 501(a) under the Securities Act), that it is purchasing the Shares solely for such Investor’s own account and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the Shares in violation of the Securities Act. The sale of the Shares did not involve a public offering and was made without general solicitation or general advertising.

Item 7.01 Regulation FD Disclosure.

On March 27, 2026, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
99.1	Press Release, dated March 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “aim,” “anticipate,” “can,” “continue,” “could,” “design,” “enable,” “expect,” “initiate,” “intend,” “may,” “plan,” “potential,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Current Report on Form 8-K include the Company’s expectations regarding the closing of the Private Placement and the use of proceeds therefrom, the anticipated filing of a registration statement to cover resales of the Shares, and other statements that are not historical fact. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation and completion of clinical trials and clinical development of the Company’s product candidates; availability and timing of results from clinical trials; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; uncertainties regarding regulatory approvals to conduct trials or to market products; and availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements. These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s most recent annual or quarterly report and in other reports it has filed or may file with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vor Biopharma Inc.

Date:	March 27, 2026	By:	/s/ Jean-Paul Kress
Jean-Paul Kress Chief Executive Officer